SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 7, 2007


                               CEL-SCI CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)


      Colorado                      0-11503                   84-0916344
------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)



                              8229 Boone Blvd. #802
                                Vienna, VA 22182
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460
                                 --------------



                                       N/A
          (Former name or former address if changed since last report)

Item 3.03.        Material Modification to Rights of Security Holders

      On November 7, 2007, the Board of Directors of CEL-SCI Corporation (the "Company") declared a dividend of one Series A Right and one Series B Right (collectively the "Rights") for each outstanding share of Common Stock (the "Common Shares"), of the Company. The dividend is payable on November 9, 2007 (the "Record Date") to the shareholders of record as of that date. When the Rights become exercisable, each Series A Right will entitle the registered holder, subject to the terms of the Rights Agreement, to purchase from the Company one Common Share at a purchase price equal to 20% (the "Purchase Price Percentage") of the market price of the Company's Common Stock on the exercise date (the "Purchase Price"), although the price may be adjusted as described below. If after a person becomes an Acquiring Person or a Tender Offer Person
(i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation, (ii) any person consolidates or merges with the Company and all or part of the Company's Common Shares are converted or exchanged for securities, cash or property of any other person, or (iii) 50% or more of the Company's consolidated assets or earning power are sold, proper provision will be made so that each holder of a Series B Right will thereafter have the right to receive, upon the exercise thereof at the exercise price of $100 (subject to adjustment), that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value that is twice the exercise price of the Series B Right.

      The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and ComputerShare, as Rights Agent (the "Rights Agent").

Trading and Distribution of Rights

      Initially, shareholders will not receive separate certificates for the Rights as the Rights will be represented by outstanding Common Share certificates. Until the Exercise Date, the Rights cannot be bought, sold or otherwise traded separately from the Common Shares. Certificates for Common Shares issued after the Record Date will carry a notation that indicates that Rights are attached to the Common Shares and incorporate the terms of the Rights Agreement.

      Separate certificates representing the Rights will be distributed as soon as practicable after the earliest to occur of:

      (1) 15 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding Common Shares, or

      (2) 15 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Shares.

    The earlier of such dates described above is called the "Distribution Date".

    Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

Exercise and Expiration

    The holders of the Rights are not required to take any action until the Rights become exercisable. The Rights are not exercisable until the Distribution Date. Holders of the Rights will be notified by the Company that the Rights have become exercisable. The Rights will expire on October 30, 2015 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company as described below.

Adjustments

    In order to protect the value of the Rights to the holders, the Purchase Price payable, and the number of Common Shares or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time
(i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then current market price of Common Shares, or
(iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above.

    The foregoing adjustments are intended to ensure that a holder of the Rights will not be adversely affected by the occurrence of certain events. With certain exceptions, the Company is not required to adjust the Purchase Price Percentage until cumulative adjustments require a change of at least 1% in the Purchase Price Percentage. The Company may elect not to issue fractional Common Shares upon the exercise of the Rights and in lieu thereof, an adjustment in cash or other property will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

Redemption

    At any time prior to the Distribution Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.0001 per Right (the "Redemption Price"). Subject to the foregoing, the redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only entitlement of the holders of Rights will be to receive the Redemption Price.

Exchange Option

    At any time after a person becomes an Acquiring Person or a Tender Offer Person, and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

Other Provisions

    The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

    Until a Right is exercised, the holder of the Right, as such, will not have any rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

    As of November 7, 2007, 115,699,129 shares of the Company's Common Stock were issued and outstanding. Each outstanding share on November 9, 2007 will receive one Series A Right and one Series B Right. As long as the Rights are attached to the Common Shares, the Company will issue one Series A Right and one Series B Right for each Common Share issued between the Record Date and the Distribution Date.

    The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors. However, the Rights should not interfere with any merger or other business combination approved by a majority of the Board of Directors since the Rights may be redeemed by the Company at any time prior to the Distribution Date. Thus, the Rights are intended to encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors. However, the effect of the Rights may be to discourage a third party from making a partial tender offer or otherwise attempting to obtain a substantial position in the equity securities of, or seeking to obtain control of, the Company. To the extent any potential acquisition is deterred by the Rights, the Rights may have the effect of preserving incumbent management in office.

    The form of Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibits the form of Series A and Series B Rights Certificates, is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              Exhibit             Exhibit
              Number               Name
              -------             -------

                4       Instruments Defining the Rights of
                        Security Holders: Shareholder Rights
                        Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 9, 2007

                                 CEL-SCI CORPORATION



                                 By:   /s/ Geert R. Kersten
                                      ----------------------------------------
                                      Geert R. Kersten, Chief Executive Officer

                                    EXHIBIT 4

                          SHAREHOLDER RIGHTS AGREEMENT


                               CEL-SCI CORPORATION
                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182

                                TABLE OF CONTENTS

SECTIONPAGE

   1     Certain Definitions ...................................       1
   2     Appointment of Rights Agent ...........................       5
   3     Issue of Right Certificates ...........................       5
   4     Form of Right Certificates ............................       7
   5     Countersignature and Registration .....................       8
   6     Transfer, Split-Up, Combination and Exchange
           of Rights Certificates; Lost, Stolen, Destroyed
           or Mutilated Right Certificates .....................       8
   7     Exercise of Rights; Purchase Price; Expiration
           Date of Rights ......................................       9
   8     Cancellation and Destruction of Right Certificates ....      10
   9     Reservation and Availability of Common Shares .........      11
  10     Common Shares Record Date .............................      12
  11     Adjustment of Purchase Price, Number and Kind of
           Shares or Number of Rights ..........................      12
  12     Certificate of Adjusted Purchase Price or
           Number of Shares ....................................      22
  13     Consolidation, Merger, Statutory Share Exchange or
           Sale or Transfer of Assets or Earning Power .........      22
  14     Fractional Rights and Fractional Shares ...............      25
  15     Rights of Action ......................................      26
  16     Agreement of Right Holders ............................      26
  17     Right Certificate Holder Not Deemed a Shareholder .....      27
  18     Concerning the Rights Agent ...........................      28
  19     Merger or Consolidation or Change of Name of
           Rights Agent ........................................      28
  20     Duties of Rights Agent ................................      29
  21     Change of Rights Agent ................................      31
  22     Issuance of New Right Certificates ....................      32
  23     Redemption ............................................      32
  24     Exchange ..............................................      33
  25     Notice of Certain Events ..............................      34
  26     Notices ...............................................      35
  27     Supplements and Amendments ............................      36
  28     Successors ............................................      36
  29     Benefits of this Agreement ............................      36
  30     Severability ..........................................      37
  31     Governing Law .........................................      38
  32     Counterparts ..........................................      37
  33     Descriptive Headings ..................................      37

                          SHAREHOLDER RIGHTS AGREEMENT


     Agreement, dated as of November 7, 2007, between CEL-SCI Corporation, a Colorado corporation (the "Company"), and Computershare Trust Company, N.A.. (the "Rights Agent").

         The Board of Directors of the Company has authorized and declared a dividend of one Series A Right and one Series B Right (individually a "Series A Right" or a "Series B Right" and collectively the "Rights" for each Common Share (as defined in this Agreement) of the Company outstanding on November 9, 2007 (the "Record Date"). Each Series A Right initially represents the right to purchase one share of the Company's Common Stock (as defined in this Agreement), upon the terms and subject to the conditions set forth in this Agreement. Each Series B Right is initially exercisable at $100 (the "Purchase Price" for the Series B Right). The Board of Directors has further authorized the issuance of one Series A Right and one Series B Right (as such number may hereafter be adjusted) with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date (as such terms are defined in this Agreement).

         Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

         (a) "Acquiring Person" shall mean any Person (as such term is defined in this Agreement) who or which, together with all Affiliates and Associates (as such terms are defined in this Agreement) of such Person, shall be the Beneficial Owner (as such terms are defined in this Agreement) of 15% or more of the Common Shares of the Company then outstanding, but shall not include (i) the Company, (ii) any wholly owned Subsidiary (as such term is defined in this Agreement) of the Company, or (iii) any employee benefit plan of the Company or of any Subsidiary of the Company. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares Outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall, together with all Affiliates or Associates of such Person, become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share acquisitions by the Company and if such Person or such Person's Affiliates or Associates shall, after such share acquisitions by the Company, become the Beneficial Owner of any additional Common Shares of the Company, and, immediately after becoming the Beneficial Owner of such additional Common Shares, such Person shall, together with all Affiliates and Associates of such Person, be the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding, then such Person (unless such Person shall be (1) the Company, (2) any wholly owned subsidiary of the Company, or (3) any employee benefit plan of the Company or of any Subsidiary of the Company) shall be deemed an "Acquiring Person".

         (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement. Notwithstanding anything in this definition of "Affiliate" or "Associate" to the contrary, no trustee or other Person holding Common Shares for or pursuant to the terms of any employee benefit plan of the Company or of any Subsidiary of the Company (and no Affiliate or Associate of such trustee or other Person), and no member of any investment committee for any such employee benefit plan (and no Affiliate or Associate of such member) shall be deemed an Affiliate or Associate of any such employee benefit plan with respect to which such Person (or such Person's Affiliate or Associate) is trustee, holder, beneficiary or member of any investment committee and any such employee benefit plan shall not be deemed an Affiliate or Associate of such trustee, beneficiary, member of any investment committee or other Person (or of any Affiliate or Associate of such trustee, beneficiary, member of any investment committee or other Person).

         (c) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own" or have "beneficial ownership" of, any securities:

              (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly, including without limitation securities with respect to which such Person or any of such Person's Affiliates or Associates has "beneficial ownership" pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act;

              (ii) which such Person or any of such Person's Affiliates or Associates has, directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, other rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, or to have beneficial ownership of, any securities pursuant to subparagraph (i), (ii) or
(iii) of this paragraph (c) solely because such securities are tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote or dispose of (including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, or to have beneficial ownership of, any securities pursuant to subparagraph (i), (ii) or (iii) of this paragraph
(c) solely because of the right to vote such securities pursuant to an agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such securities (1) arises solely from a revocable proxy or consent given to such Person or any of such Person's Affiliates or Associates in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and
(2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report) as being beneficially owned by such person; or

              (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (c)) or disposing of any voting securities of the Company.

         Notwithstanding anything in these definitions to the contrary, the phrase "then outstanding", when used with reference to a Person's beneficial ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to beneficially own under this Agreement.

         Notwithstanding anything in these definitions to the contrary, no trustee or other Person holding Common Shares for or pursuant to the terms of any employee benefit plan of the Company or of any Subsidiary of the Company (and no Affiliate or Associate of such trustee or other Person), and no member of any investment committee for any such employee benefit plan (an no Affiliate or Associate of such member) shall be deemed the Beneficial Owner of, or to beneficially own, or to have beneficial ownership of, any Common Share of the Company beneficially owned by any employee benefit plan of the Company or of any Subsidiary of the Company with respect to which such Person (or such Person's Affiliate or Associate) is trustee, holder, beneficiary or member of any investment committee (including without limitation Common Shares held of record by such trustee, beneficiary member of any investment committee or other Person for or pursuant to the terms of any such employee benefit plan) and any such employee benefit plan shall not be deemed to be the Beneficial Owner of, or to beneficially own, or to have beneficial ownership of, any Common Shares of the Company beneficially owned by such trustee, beneficiary, member of any investment committee or other Person.

         (d) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or Colorado are authorized or obligated by law or executive order to close.

         (e) "Close of Business" on any given date shall mean 5:00 P.M., Denver, Colorado time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Denver, Colorado time, on the next succeeding Business Day.

         (f) "Common Shares", when used with reference to the Company, shall mean Common Shares of the Company. "Common Shares", when used with reference to any Person other than the Company, shall mean the capital stock (or equity interest) with the greatest voting power of such other Person.

         (g) "Continuing Director" shall mean any Person who is a member of the Board of Directors of the Company, while such Person is a member of the Board of Directors, who is not an Acquiring Person, a Tender Offer Person or an Affiliate or Associate of an Acquiring Person or a Tender Offer Person, or a representative or nominee of an Acquiring Person or a Tender Offer Person or of any such Affiliate or Associate, and who was a member of the Board of Directors of the Company on the date of this Agreement. A "Continuing Director" shall also mean any Person who subsequently becomes a member of the Board of Directors of the Company, while such Person is a member of the Board of Directors, who is not an Acquiring Person or a Tender Offer Person, or an Affiliate or Associate, or a representative or nominee of any such Person or of any such Affiliate or Associate, if such Person's initial nomination for election or initial election to the Board of Directors is recommended or approved by the Board of Directors (at a time when a majority of the directors then serving are Continuing Directors).

         (h) "Distribution Date" shall have the meaning set forth in Section 3.

         (i) "Final Expiration Date" shall be October 30, 2015.

         (j) "Person" shall mean an individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of any such entity.

         (k) "Preferred Shares" shall mean any Preferred Shares or any series or class of Preferred Shares which may be issued or designated by the Company's Board of Directors.

         (l) "Redemption Date" shall have the meaning set forth in Section 7.

         (m) "Section 11(a)(ii) Event" shall mean any event described in Section 11(a)(ii)(A) or (B).

         (n) "Section 13 Event" shall mean any event described in clauses (w),
(x), (y) or (z) of Section 13(a).

         (o) "Share Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

         (p) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or other equity interests entitled to vote in the election of directors (or Persons with comparable responsibilities if the entity has no directors) is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

         (q) "Tender Offer Person" shall mean any person who commences, or publicly announces the intention to commence (which intention shall not have been withdrawn within five Business Days after the commencement of such tender offer or such public announcement), a tender or exchange offer the consummation of which would result in beneficial ownership by a Person (other than the Company, any wholly owned Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company) of 15% or more of the Company's then outstanding Common Shares.

         (r) "Trading Day" shall have the meaning set forth in Section 11(d).

         Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall prior to the Distribution Date also be the holders of the Common Shares) in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

         Section 3. Issue of Right Certificates. (a) Until the earlier of (i) the Close of Business on the 15th business day after the Share Acquisition Date or (ii) the Close of Business on the 15th business day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement of, or first public announcement of the intention of any Person to commence (which intention shall not have been withdrawn within five Business Days after such public announcement), a tender or exchange offer the consummation of which would result in beneficial ownership by a Person (other than the Company, any wholly owned Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company) of 15% or more of the then outstanding Common Shares (including any such date that is after the date of this Agreement and prior to the issuance of the Rights) the earlier of such dates being herein referred to as the "Distribution Date", (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates where the context so requires ) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, Right Certificates, in substantially the form of Exhibit A (the "Right Certificates"), evidencing one Series A Right and one Series B Right for each Common Share so held. In the event that an adjustment has been made pursuant to Section 11, at the time Right Certificates are distributed, the Company may, to the extent provided in Section 14(a), make the necessary and appropriate rounding adjustments (as set forth in Section 14(a)) so that Right Certificates are distributed representing only whole numbers of Rights and pay cash in lieu of fractional Rights pursuant to Section 14(a). As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

         Notwithstanding the above, the Distribution Date may be deferred indefinitely by action of the Board of Directors if an Acquiring Person becomes such pursuant to a transaction at a price and on terms approved by the Board of Directors of the Company at a time when a majority of directors the serving are Continuing Directors.

         (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Common Shares, in substantially the form of Exhibit B (the "Summary of Rights"), to each record holder of Common Shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof and the registered holders of the Common Shares shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration
Date), the surrender for transfer of any certificate for Common Shares, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

(c) Rights shall be issued in respect of all Common Shares that are issued after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date. Certificates for Common Shares which become outstanding after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between CEL-SCI Corporation and Computershare Trust Company, N.A.., dated as of November 7, 2007 (the "Rights Agreement"), the terms of which (including restrictions on the transfer of such Rights) are incorporated herein by reference and a copy of which is on file with the Secretary at the principal executive offices of CEL-SCI Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. CEL-SCI Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor to its Secretary from such holder. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to or held by a Person who is, was or becomes an Acquiring Person or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement), or certain transferees of such Person, may become null and void.

      With respect to certificates containing this legend, until the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, the registered holders of the Common Shares shall also be the registered holders of the associated Rights and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

         Section 4. Form of Right Certificates. The Right Certificates (and the forms of election and of assignment to be printed on the reverse thereof) shall be in substantially the form of Exhibit A and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or to conform to usage. Subject to the provisions of Section 11 and 22, the initial Right Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such securities as shall be set forth therein at the price set forth therein (the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided in this Agreement.

         Section 5.  Countersignature and Registration.
                     ---------------------------------

         (a) The Right Certificates shall be executed on behalf of the Company by its Chairman, Chief Executive Officer, President, any Vice President or Secretary, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the signing of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

         (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or the office or offices designated as the appropriate place for surrender of Right Certificates upon exercise or transfer, books for registration and transfer of the Right Certificates. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

         Section 6. Transfer, Split-Up, Combination and Exchange of Rights Certificates; Lost, Stolen, Destroyed or Mutilated Right Certificates.

         (a) Subject to the provisions of Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of securities as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall, subject to Section 14, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment by the registered holder of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have duly completed and executed the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of such Right Certificate or Affiliates or Associates thereof as the Company shall reasonably request.

         (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

      Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights.
                  -------------------------------------------------------------

         (a) Subject to Section 11(a)(ii), the registered holder of any Series A Right may exercise the Rights evidenced thereby (except as otherwise provided in this Agreement) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly completed and executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the Purchase Price for which the Rights are exercised, at or prior to the earliest of (i) the close of business on the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 (the "Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in
Section 24.

         (b) The Purchase Price for each Common Share issuable pursuant to the exercise of a Series A Right shall initially be 20% (the "Purchase Price Percentage") of the current per share market price of the Company's Common Shares computed as of the Distribution Date and in accordance with Section 11(d) of this Agreement. The Purchase Price Percentage shall be subject to adjustment from time to time as provided in this Agreement and the Purchase Price shall be payable in lawful money of the United States in accordance with paragraph (c) below.

         (c) Upon receipt of a Right Certificate representing exercisable Series A Rights, with the form of election to purchase duly completed and executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 in cash, or by certified check or bank cashier check or money order payable to the order of the Company, the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the Common Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the number of Common Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Common Shares issuable upon exercise of the Series A Rights under this Agreement with a depositary agent, requisition from the depositary agent depositary receipts representing such number of Common Shares as are to be purchased (in which case certificates for the Common Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional interests in shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash for fractional interests in Common Shares to or upon the order of the registered holder of such Right Certificate.

         (d) In case the registered holder of any Series A Right Certificate shall exercise less than all the Series A Rights evidenced thereby, a new Right Certificate evidencing Series A Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to such holder's duly authorized assigns, subject to the provisions of Section 14.

         (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section unless such registered holder shall have (i) duly completed and executed the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of such Right Certificate or Affiliates or Associates thereof as the Company shall reasonably request.

         Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates after any retention period required by the Securities and Exchange Commission has lapsed, and in such case shall deliver a certificate of destruction thereof to the Company.

         Section 9.  Reservation and Availability of Common Shares.
                     ---------------------------------------------

         (a) The Company covenants and agrees that it will use its best efforts to reserve and keep available out of its authorized and unissued Common Shares, the number of Common Shares Shares that will be sufficient to permit the exercise in full of all outstanding Rights.

         (b) At such time, if any, as the Common Shares issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

         (c) The Company will prepare and file, as soon as practicable following the Share Acquisition Date or any announcement of a Tender Offer or Exchange Offer as contemplated by Section 3, a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (i) become effective as soon as practicable after such filing, and (ii) remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities or (B) the Final Expiration Date. The company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date the registration statement is filed, the exercise of the Rights in order to permit the registration statement to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercise of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof is not permitted under applicable law.

         (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Purchase Price and any applicable transfer taxes), be duly and validly authorized and issued and fully paid and nonassessable shares.

         (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any Common Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Common Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts for Common Shares upon the exercise of any Rights, until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

         Section 10. Common Shares Record Date. Each person in whose name any certificate for Common Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate as such shall not be entitled to any rights of a holder of Common Shares for which the Rights shall be exercisable, including without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

         (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Shares payable in Common Shares, (B) subdivide the outstanding Common Shares, (C) combine the outstanding Common Shares into a smaller number of Common Shares or (D) issue any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation, merger or statutory share exchange in which the Company is the continuing, surviving or acquiring corporation), except as otherwise provided in this Section 11(a), the Purchase Price and/or Purchase Price Percentage in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date pursuant to the exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect (and any applicable transfer taxes), the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to any adjustment required pursuant to Section 11(a)(ii).

              (ii) Subject to Section 24 of this Agreement, in the event:

              (A) any Person shall become an Acquiring Person or a Tender Offer Person other than (1) pursuant to any transaction set forth in Section 13(a) or
(2) as a result of an acquisition of Common Shares of the Company pursuant to a tender offer or an exchange offer for all outstanding Common Shares of the Company at a price and on terms determined by the Board of Directors of the Company, at a time when a majority of the directors then serving are Continuing Directors and after receiving advice from one or more investment banking firms, to be (a) fair to shareholders (taking into account all factors which the Board of Directors deems relevant), and (b) otherwise in the best interests of the Company and its shareholders and which the Board of Directors determines to recommend to the shareholders of the Company, or

              (B) during such time as there is an Acquiring Person or a Tender Offer Person, there shall be any reclassification of securities (including any reverse stock split) or recapitalization or reorganization of the Company or other transaction or series of related transactions involving the Company (whether or not with or into or otherwise involving an Acquiring Person, or a Tender Offer Person or any of their Affiliates or Associates) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities or of securities exercisable for or convertible into equity securities of the Company or any of its Subsidiaries that is directly or indirectly beneficially owned in the aggregate by any Acquiring Person or a Tender Offer Person or any of their Associates or Affiliates, then, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights that are beneficially owned by (i) any Acquiring Person or Tender Offer Person or any Associate or Affiliate of such Acquiring Person or Tender Offer Person, (ii) a transferee of an Acquiring Person or Tender Offer Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person or Tender Offer Person becomes such, or
(iii) a transferee of an Acquiring Person or Tender Offer Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person or Tender Offer Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person or Tender Offer Person to holders of equity interests in such Acquiring Person or Tender Offer Person or to any Person with whom the Acquiring Person or Tender Offer Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is a part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this paragraph, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions hereof are complied with, but shall have no liability to any holder of a Right Certificate or other Person as a result of its failure to make any determinations with respect to an Acquiring Person, a Tender Offer Person or its Affiliates, Associates or Transferrees.

              (iii) If, on the date of the first occurrence of a Section 11(a)(ii) Event (the "Adjustment Date"), the Company does not have sufficient authorized, unissued and unreserved Common Shares available to permit the exercise in full of all Series A Rights that are exercisable on the Adjustment Date for the number of Common Shares provided by such Series A Rights, then the

Exercise Price (as defined below) and the number of Common Shares to be delivered by the Company upon exercise of a Series A Right shall be further adjusted as provided in this subparagraph (iii).

              (1) Definitions:

                   (A) "Remaining Rights" are the number of Rights remaining outstanding immediately prior to the Adjustment Date (which number shall not include the Rights that are or were beneficially owned by any Acquiring Person or Tender Offer Person (or any Associate or Affiliate or certain transferees thereof) that shall have become void pursuant to Section 11(a)(ii)).

                   (B) The "Available Shares" are all unreserved Common Shares which are authorized and unissued immediately prior to the Adjustment Date.

                   (C) The "Exercise Price" is the amount of the payment that must be made by the holder of a Series A Right in connection with the exercise of one Series A Right immediately prior to the Adjustment Date.

              (2) (A) The number of Common Shares to be delivered by the Company upon exercise of a Series A Right shall be adjusted to equal the number obtained by multiplying (i) the number of Common Shares issuable upon the exercise of all remaining Series A Rights on the Adjustment Date by (ii) the ratio obtained by dividing the Available Shares by the number of Common Shares issuable upon the exercise of all remaining Series A Rights on the Adjustment Date;

                   (B) the New Exercise Price shall equal the Exercise Price multiplied by the ratio described in (2)(A) above; and

                   (C) in lieu of issuing Common Shares (in whole or in part upon the exercise of Rights) the Company may issue, upon the exercise of Rights, other equity securities of the Company (including, without limitation, shares, or units or fractions of shares, or preferred stock which the Board of Directors of the Company has determined to have substantially the same value as Common Shares (such equity securities are herein called "common share equivalents")). To the extent that such common share equivalents (or fractions thereof) are substituted for Common Shares upon exercise of the Rights following the occurrence of a Section 11(a)(ii) Event, they shall be substituted on a pro rata basis with respect to all Rights (other than Rights that are or were beneficially owned by any Acquiring Person or Tender Offer Person (or any Associate or Affiliate or certain transferees thereof) that shall have become void pursuant to Section 11(a) (ii)). Such common share equivalents shall not be included in Available Shares, and all of the Available Shares shall be reserved, as of the Adjustment Date, for issuance, on a pro rata basis, upon exercise of the Rights and may not be substituted for common share equivalents upon the exercise of any Right except to the extent that the number of Common Shares required to be delivered upon the exercise of such Rights exceeds the number of Available Shares.

              (3) If, at the time any adjustment is required pursuant to this
Section 11(a)(iii), the Common Shares shall have no par value, then for the purposes of this Section 11(a)(iii) the par value of the Common Shares shall be deemed to be $.001 per share.

              (4) In the event that there shall not be sufficient authorized but unissued and unreserved Common Shares (or common share equivalents the issuance of which is permitted under Section 11(a)(iii)(2)(C)) to permit the exercise in full of the Rights in accordance with this subparagraph, the Company shall use its best efforts to cause the authorization of sufficient additional Common Shares or common share equivalents to permit such exercise, and if the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Common Shares or common share equivalents could be authorized to permit such exercise, the Company may suspend the exercisability of the Series A Rights for a period not to exceed 90 days in order to seek any authorization of additional Common Shares or other common share equivalents. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

         (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them to subscribe for or purchase Common Shares (or shares having the same rights, privileges and preferences as the Common Shares ("equivalent common shares")) or securities convertible into Common Shares or equivalent common shares at a price per Common Share or equivalent common share (or having a conversion price per share, if a security convertible into Common Shares or equivalent common shares) less than the current per share market price of the Common Shares (as determined pursuant to Section 11(d)) on such record date, the Purchase Price Percentage to be in effect after such record date shall be determined by multiplying the Purchase Price Percentage in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares which the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase, at such current per share market price, and the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Series A Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Series A Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by a majority of the Continuing Directors (or, if there are no Continuing Directors, by the Board of Directors of the Company), whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Common Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued;

the Purchase Price Percentage shall again be adjusted to be the Purchase Price Percentage which would then be in effect if such record date had not been fixed.

         (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Common Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation or in a statutory share exchange) of evidences or indebtedness or cash or non-cash assets (other than a regular cash dividend or a dividend payable in Common Shares) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price Percentage to be in effect after such record date shall be determined by multiplying the Purchase Price Percentage in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Common Shares (as determined pursuant to Section 11(d)) on such record date, less the fair market value (as determined in good faith by a majority of the Continuing Directors or, if there are no Continuing Directors, the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the evidences of indebtedness or cash or non-cash assets so to be distributed on, or the fair market value of such subscription rights or warrants applicable to, one Common Share, and the denominator of which shall be such current per share market price of the Common Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Series A Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Series A Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price Percentage shall again be adjusted to be the Purchase Price Percentage that would then be in effect if such record date had not been fixed.

         (d) (1) For the purpose of any computation hereunder, the "current per share market price" of the Common Shares on any date shall be deemed to be the average of the daily closing prices per share of such Common Shares for the five consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of five Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per common share equivalent. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such day the Common shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors of the Company). If on any such day no market maker is making a market in the Common Shares, the fair value of such shares on such day as determined in good faith by a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors of the Company) shall be used in lieu of the closing price for such day. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Shares are not publicly held or not so listed or traded, the current per share market price shall mean the fair value per share as determined in good faith by a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors of the Company), whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

         (e) Except as provided below, no adjustment in the Purchase Price Percentage shall be required unless such adjustment would require an increase or decrease of at least one-half of 1% in the Purchase Price Percentage; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11, but for the first sentence of this
Section 11(e), shall be made no later than the earlier of (i) three days from the date of the transaction that requires such adjustment or (ii) the Final Expiration Date.

         (f) If as a result of an adjustment made pursuant to Section 11(a) or
Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in Section 11(a) through (c), inclusive and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Common Shares shall apply on like terms to any such other shares.

         (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price Percentage under this Agreement shall evidence the right to purchase, at the adjusted Purchase Price Percentage, the number of Common Shares (or other securities) purchasable from time to time under this Agreement upon exercise of the Rights, all subject to further adjustment as provided in this Agreement.

         (h) Unless the Company shall have exercised its election as provided in
Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Common Shares

(calculated to the nearest one onetenth of a Common Share) obtained by (i) multiplying (x) the number of one Common Share covered by a Series A Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (i) The Company may elect on or after the date of any adjustment of the Purchase Price or Purchase Price Percentage to adjust the number of Series A Rights, in substitution for any adjustment in the number of Common Shares purchasable upon the exercise of a Series A Right. Each of the Series A Rights outstanding after such adjustment of the number of Series A Rights shall be exercisable for the number of Common Shares for which a Series A Right was exercisable immediately prior to such adjustment. Each Series A Right held of record prior to such adjustment of the number of Series A Rights shall become that number of Rights (calculated to the nearest one tenthousandth) obtained by multiplying the number one by the Purchase Price in effect immediately prior to adjustment of the Purchase Price and then dividing such amount by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Series A Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Series A Right Certificates have been issued on or after the Distribution Date, shall be at least three days later than the date of the public announcement. If Series A Right Certificates have been issued on or after the Distribution Date, upon each adjustment of the number of Series A Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Series A Right Certificates on such record date Series A Right Certificates evidencing, subject to Section 14, the additional Series A Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Series A Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Series A Right Certificates evidencing all the Series A Rights to which such holders shall be entitled after such adjustment. Series A Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for in this Agreement, may bear, at the option of the Company, the adjusted Purchase Price or Purchase Price Percentage, and shall be registered in the names of the holders of record of Series A Right Certificates on the record date specified in the public announcement.

         (j) Irrespective of any adjustment or change in the Purchase Price, the Purchase Price Percentage or the number of Common Shares issuable upon the exercise of the Rights and the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price, the Purchase Price Percentage and the number of Common Shares which were expressed in the initial Right Certificates issued under this Agreement.

         (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Common Shares issuable upon exercise of the Rights, the Company shall take such corporate action, if any, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Shares at such adjusted Purchase Price.

         (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price or Purchase Price Percentage be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Common Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Common Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price or Purchase Price Percentage in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

         (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price or Purhase Price Percentage, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their sole discretion a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors of the Company) shall determine to be advisable in order that any
(i) consolidation or subdivision of the Common Shares, (ii) issuance wholly for cash of any of the Common Shares at less than the current market price, (iii) issuance wholly for cash of Common Shares or securities which by their terms are convertible into or exchangeable for Common Shares, (iv) dividends on Common Shares payable in Common Shares or (v) issuance of rights, options or warrants referred to in paragraph (b) of this Section 11, hereafter made by the Company to holders of its Common Shares shall not be taxable to such shareholders.

         (n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, 24 or 27, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights unless such action is approved by the Board of Directors of the Company at a time when a majority of the directors then serving are Continuing Directors.

         (o) Anything in this Agreement or the Rights to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise) into a greater or lesser number of Common Shares, then in any such case (x) the number of Common Shares purchasable after such event upon proper exercise of each Series A Right shall be determined by multiplying the number of Common Shares so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares outstanding immediately before such event and (y) each Common Share outstanding immediately before such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected. If an event occurs which would require an adjustment under Section 11(a)(ii) and this Section 11(o), the adjustments provided for in this Section 11(o) shall be in addition and prior to any adjustment required pursuant to
Section 11(a)(ii).

         (p) If any adjustment in the Purchase Price pursuant to this Section 11 would not be permitted by law or under the Company's Articles of Incorporation, no issuance of securities or distribution of evidences of indebtedness or other assets or subscription rights or warrants, as the case may be, that would require such an adjustment but for the limitations established by law or the Company's Articles of Incorporation shall be made by the Company.

         Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in this Agreement, the Company shall
(a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with the transfer agent for the Common Shares a copy of such certificate and (c) at any time after the Distribution Date, mail a brief summary thereof to each holder of record of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on such certificate and on any adjustment therein contained.

         Section 13. Consolidation, Merger, Statutory Share Exchange or Sale or Transfer of Assets or Earning Power.

         (a) In the event, after the Distribution Date or within 15 days prior thereto, directly or indirectly,

              (w) the Company shall consolidate with, or merge with an into, any other Person (other than a Subsidiary of the Company), and the Company shall not be the continuing or surviving corporation of such consolidation or merger,

              (x) any Person (other than a Subsidiary of the Company) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such consolidation or merger, all or part of the outstanding Common Shares of the Company held by existing shareholders of the Company shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or money or any other property,

              (y) The Company shall effect a statutory share exchange with the outstanding Common Shares of the Company being exchanged for stock or other securities of any other Person, money or other property, or

              (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries), then, and in each such case (except as may be contemplated by Section 13(e)), proper provision shall be made so that (i) each holder of a Series B Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof by payment of the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable Common Shares (and/or fraction of shares thereof) of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or adverse claims, as shall be equal to the result obtained by dividing the then current Purchase Price for the Series B Right by 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11(d)) on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such merger, consolidation, statutory share exchange, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares to permit the exercise of all outstanding Rights) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

         (b) "Principal Party" shall mean:

              (i) in the case of any transaction described in clauses (w), (x) or (y) of Section 13(a), the Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger, consolidation or exchange, or if no securities are so issued, the Person that is the other party to such merger, consolidation or exchange; and

              (ii) in the case of any transaction described in clause (z) of
Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Shares of such Person are not at such time or have not been continuously over the preceding 12 month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, "Principal Party" shall refer to such other Person, and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value.

         (c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized, unreserved Common Shares which have not been issued or are held in treasury to permit the exercise in full of the Rights in accordance with this Agreement and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any Section 13 Event, the Principal Party will:

              (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights, on an appropriate form, and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (1) the date as of which the Rights are no longer exercisable for such securities or (2) the Final Expiration Date;

              (ii) take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights; and

              (iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

         (d) The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights. Without limiting the generality of the preceding sentence, in case the Principal Party which is to be a party to a transaction of the kind referred to in this Section 13 has a provision in any of its authorized securities or in its articles of incorporation or bylaws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal party to issue, in connection with, or as a consequence of, the consummation of a transaction of the kind referred to in this Section 13, Common Shares of such Principal Party at less than the then current per share market price (determined pursuant to Section 11(d)) or securities exercisable for or convertible into Common Shares of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Agreement) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of Common Shares of such Principal Party pursuant to the provisions of Section 13; then, in such event, the Company shall not consummate any such transaction unless prior thereto the provision in question of such Principal Party shall have been cancelled, waived or amended so as to avoid any of the effects referred to in clauses (i) and
(ii), or the authorized securities shall have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

         (e) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in Section 13(a) if (i) such transaction is consummated with a Person or Persons who acquired Common Shares pursuant to a tender offer or exchange offer for all outstanding Common Shares which complies with the provisions of clause (2) of Section 11(a)(ii)(A) (or a wholly owned Subsidiary of any such Person or Person), (ii) the price per Common Share offered in such transaction is not less than the price per Common Share paid to all holders of Common Shares whose shares were purchased pursuant to such tender offer or exchange offer and (iii) the form of consideration being offered to the remaining holders of Common Shares pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this
Section 13(e), all Rights not yet exercised hereunder shall expire.

         The provisions of this Section 13 shall similarly apply to successive mergers, consolidations, statutory share exchanges or sales or other transfers.

         Section 14.  Fractional Rights and Fractional Shares.
                      ---------------------------------------

         (a) The Company may, but shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there may be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by a majority of the Continuing Directors (or if there are no Continuing Directors, the Board of Directors of the Company). If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by a majority of the Continuing Directors (or if there are no Continuing Directors, the Board of Directors of the Company) shall be used in lieu of the closing price for such day.

         (b) The Company may, but shall not be required to issue fractions of Common Shares upon exercise of the Series A Rights or to distribute certificates which evidence fractions of Common Shares. In lieu of fractional Common Shares, the Company may pay to the registered holders of Series A Rights at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this
Section 14(b), the current market value of a Common Share shall be the closing price of a Common Share (as determined pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.

         (c) The holder of a Right by the acceptance of the Rights expressly waives such holder's right to receive any fractional Rights or any fractional shares (except as provided above) upon exercise of a Right.

         Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under
Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of any Common Share), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, the Common Shares certificate) in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of this Agreement.

         Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

         (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

         (b) after the Distribution date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer;

         (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

         (d) the Company may issue Rights after the Record Date but prior to the Distribution Date as provided in this Agreement; and

         (e) notwithstanding anything in this Agreement or the Rights Certificates to the contrary, the Company, the Rights Agent, the Board of Directors of the Company and the Continuing Directors shall not have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

         Section 17. Right Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Common Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained in this Agreement or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25), or to receive dividends or subscriptions rights, or otherwise, until the Right or Rights evidenced by such Right Certificates shall have been exercised in accordance with the provisions of this Agreement.

         Section 18.  Concerning the Rights Agent.
                      ---------------------------

         (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it under this Agreement and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties under this Agreement. Prior to transmitting to the Company the Purchase Price derived from the exercise of the Right Certificates, the Rights Agent is authorized to deduct therefrom an amount sufficient to pay in full any outstanding fees and expenses incurred in the performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement.

         (b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advise of its counsel as set forth in Section 20.

         Section 19. Merger or Consolidation or Change of Name of Rights Agent.
                      ---------------------------------------------------------

         (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor

Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and holders of Right Certificates (or, prior to the Distribution Date, the Common Shares certificates), by their acceptance of the Rights, shall be bound:

         (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation , the identify of any Acquiring Person and the determination of the "current per share market price") be proved or established by the Company prior to taking or suffering any action under this Agreement, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman, the Chief Executive Officer, the President, any Vice President or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

         (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

         (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery of this Agreement (except the due execution by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to this Agreement) or any adjustment in the terms of the Rights (including the manner, method or amount thereof), or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act under this Agreement be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Common Shares or other security will, when issued, be validly authorized and issued, fully paid and nonassessable.

         (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties under this Agreement from any one of the Chairman, the Chief Executive Officers, the President, any Vice President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for delay in acting while waiting for those instructions.

         (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company or its Subsidiaries may be interested, or contract with or lend money to the Company or its Subsidiaries or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing in this Agreement shall preclude the Rights Agent from acting in any other capacity for the Company or its Subsidiaries or for any other legal entity.

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty under this Agreement either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

         (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Agreement or in the exercise of its rights or powers if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

         (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the form of assignment or form of election to purchase, as the case may be, has either not been duly completed and executed or indicates an affirmative response to enumerated clause 1 and/or 2 on the reverse side of the applicable Right Certificate, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

         Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Shares by registered or certified mail, and, after the Distribution Date, to the holders of the Right Certificates by first class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares by registered or certified mail, and, after the Distribution Date, to the holders of the Right Certificates by first class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder's Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of the States of Colorado or New York (or of any other state of the United States so long as such corporation is authorized to do business in the States of Colorado or New York), in good standing, having an office in the States of Colorado or New York which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority or (b) an affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it under this Agreement, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and, after the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in the such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price, the Purchase Price Percentage or the number or kind or class of Common Shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

         Section 23.  Redemption.
                      ----------

         (a) Subject to the provisions of Section 27, the Board of Directors of the Company may, at its option, at any time prior to the Close of Business on the Distribution Date redeem all but not less than all of the then outstanding Series A Rights or Series B Rights, or all outstanding Series A and Series B Rights at a redemption price of $.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such redemption price being hereinafter referred to as the "Redemption Price"); provided, however, that for the purposes hereof the Board of Directors of the Company shall be entitled to so redeem the Rights after the time at which any Person first becomes an Acquiring Person only if a majority of the directors then serving are Continuing Directors. The Company may, at its option, pay the Redemption Price in cash, Common Shares of the Company (based on the current per share market price of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time and on such basis and with such conditions as the Board of Directors and the Company shall not have any liability to any person as a result of the redemption of Rights pursuant to the terms of this Section 23.

         (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this
Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner provided in this paragraph shall be deemed given whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time except as specifically set forth in this Section or in Section 24 or in connection with the purchase of Common Shares prior to the Distribution Date.

         Section 24.  Exchange.
                      --------

         (a) The Board of Directors of the Company may (at a time when a majority of the directors then serving are Continuing Directors), at its option, at any time after a Person becomes an Acquiring Person or a Tender Offer Person, exchange all or part of the then outstanding and exercisable Series A Rights and/or Series B. Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a) (ii)) for Common Shares, with each Right to be exchanged for one Common Share (such number of shares being hereinafter referred to as the "Exchange Ratio"). The Exchange Ratio shall be appropriately adjusted to reflect any stock split, stock dividend or similar transaction affecting the Common Shares that occurs after the Adjustment Date. Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Person (other than (1) the Company, (2) any wholly owned Subsidiary of the Company or (3) any employee benefit plan of the Company or of any Subsidiary of the Company), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

         (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this
Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.

         (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute common share equivalents, as such term is defined in
Section 11(a)(iii)(3)(C)), for Common Shares exchangeable for Rights, at the initial rate of one common share equivalent for each Common Share, as appropriately adjusted to reflect stock splits, stock dividends or similar transactions affecting the Common Shares that occur after the date of this Agreement.

         (d) In the event that there shall not be sufficient Common Shares or common share equivalents, authorized, unissued and unreserved to permit any exchange or Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional

Common Shares or common share equivalents for issuance upon exchange of the Rights.

         (e) The Company may, but shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (e), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to Section
11) for the Trading Day immediately prior to the date of exchange pursuant to this Section. The Board of Directors and the Company shall not have any liability to any Person as a result of the exchange of Rights pursuant to the terms of this Section.

         Section 25.  Notice of Certain Events.
                      ------------------------

         (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of its Common Shares or to make any other distribution to the holders of its Common Shares, or (ii) to offer to the holders of its Common Shares rights or warrants to subscribe for or to purchase any additional Common Shares or shares of stock of any class or any other securities, rights or options, or
(iii) to effect any reclassification of its Common Shares (other than a reclassification involving only the subdivision of outstanding Common Shares), or (iv) to effect any consolidation or merger into or with any other Person (other than a wholly owned Subsidiary of the Company), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), on one or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons (other than the Company and/or any of its wholly owned Subsidiaries), or (v) to effect any statutory share exchange with the outstanding Common Shares of the Company being exchanged for stock or other securities of any other corporation or money or other property, or (vi) to effect the liquidation, dissolution or winding up of the Company, or (vii) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise), then, in each such case, the Company shall give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, exchange, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Common Shares for purposes of such action, and in the case of any such other action, at least l0 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares, whichever shall be the earlier.

         (b) In case any Section ll(a)(ii) Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section ll(a) (ii).

         Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first class mail, postage-prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                               CEL-SCI CORPORATION
                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182

Subject to the provisions of Section 2l, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first class mail, postage-prepaid, addressed (until another address is filed in writing with the Company) as follows:

                       Computershare Trust Company, N.A..
                           350 Indiana St., Suite 800
                              Golden, CO 80401-5099

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first class mail, postageprepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

         Section 27. Supplements and Amendments. The Company may and the Rights Agent shall, if so directed by the Company, from time to time supplement or amend this Agreement, provided that at the time of such supplement or amendment no Person has become an Acquiring Person or a majority of the directors are Continuing Directors, without the approval of any holders of Common Shares or Right Certificates in order (i) to extend the Final Expiration Date or the period during which the Rights may be redeemed, notwithstanding anything to the contrary provided in clause (iv) hereof, (ii) to cure any ambiguity, or to correct or supplement any provision contained in this Agreement which may be defective or inconsistent with any other provisions in this Agreement, (iii) prior to the Distribution Date, to otherwise change or supplement any provision in this Agreement in any manner which the Company may deem necessary or desirable, or (iv) following the Distribution Date, to otherwise change or supplement any provision in this Agreement in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Without limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person or a Tender Offer Person amend this Agreement to change the thresholds set forth in Sections l(a) and 3(a) of this Agreement.

         Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 29.  Benefits of this Agreement.
                      --------------------------

         (a) Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of Common Shares).

     (b) The Board of Directors of the Company (and/or, as provided for in this Agreement, the Continuing Directors) shall have the exclusive power and total and complete authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company (and/or, as provided for in this Agreement, a majority of the Continuing Directors, as the case may be) or necessary or advisable in the administration of this Agreement, including without limitation the right and power to interpret this Agreement and to make conclusively all determinations deemed necessary or advisable for the administration of this Agreement. All such acts, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors and/or a majority of the Continuing Directors, as the case may be, in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent and the holders of the Rights and all other parties and (y) not subject the Board of Directors or the Continuing Directors to any liability to the holders of the Rights or any other party.

         Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines, at a time when a majority of the directors then serving are Continuing Directors, in their good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in
Section 23 shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.

         Section 3l. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be governed by and construed in accordance with the laws of the State of Colorado.

         Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                  CEL-SCI CORPORATION


                                  By  /s/ Geert R. Kersten
                                     -----------------------------------
                                     Geert R. Kersten, Chief Executive Officer


                                  COMPUTERSHARE TRUST COMPANY, N.A..



                                  By  /s/ Kelle Gwinn
                                     -----------------------------------------
                                     Kelle Gwinn, Vice President

                           SERIES A RIGHTS CERTIFICATE

                               CEL-SCI CORPORATION


Certificate No. R-                                                  Rights
                                                           --------

         NOT EXERCISABLE AFTER OCTOBER 30, 2015, OR SUCH EARLIER DATE AS THE BOARD OF DIRECTORS ORDERS REDEMPTION OR EXCHANGE OF THE RIGHTS. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.000l PER RIGHT (SUBJECT TO ADJUSTMENT) AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENHT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY A PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND SUBSEQUENT HOLDERS OF SUCH RIGHTS MAY BECOME NULL AND VOID.

      This certifies that , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of November 7, 2007 (the "Rights Agreement") between Cel-Sci Corporation, a Colorado corporation (the "Company"), and Computershare Trust Company, N.A.. (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (Denver, Colorado) on October 30, 2015 at the office of or offices of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one share of the Common Stock (the "Common Shares") of the Company, at a purchase price equal to 20% of the current per share market price of the Company's Common Stock, computed in accordance with the Rights Agreement (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly completed and executed.

      As provided in the Rights Agreement, the number of Rights evidenced by this Rights Certificate, the Purchase Price and the number of shares of Common Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

    This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and which contains a full description of the rights, limitations, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates (which limitations of rights include the suspension of the exercisability of such Rights under certain circumstances specified in the Rights Agreement). Copies of the Rights Agreement are on file with the Secretary at the principal executive office of the Company and will be mailed without charge by the Company or the Rights Agent to the holder of this certificate promptly following receipt by the Company or the Rights Agent of a written request therefor.

      Upon the occurrence of a Section ll(a)(ii) Event (as such term is defined in the Rights Agreement), any Rights evidenced by this Right Certificate that are beneficially owned by (i) an Acquiring Person, a Tender Offer Person or an Associate or Affiliate of such Acquiring Person or Tender Offer Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Tender Offer Person or Associate or Affiliate who becomes a transferee after the Acquiring Person or Tender Offer Person becomes such or
(iii) under certain circumstances specified in the Rights Agreement, a transferee of such Acquiring Person, Tender Offer Person or Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person or Tender Offer Person becoming such, shall be null and void from and after the occurrence of such Section ll(a)(ii) Event.

      This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of Rights not exercised.

      Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may, but are not required to, be redeemed by the Company (but, in certain events, only if a majority of the directors then serving are Continuing Directors, as defined in the Rights Agreement) at a redemption price of $.000l per Right, subject to adjustment as provided in the Rights Agreement, payable in cash, Common Shares (as such term is defined in the Rights Agreement) or any other form of consideration deemed appropriate by the Board of Directors, and (ii) may, but are not required to, be exchanged by the Company (if a majority of the directors then serving are Continuing Directors) in whole or in part for Common Shares or other property. The Board of Directors of the Company and the Company shall not have any liability to any person as a result of the redemption or exchange of the Rights pursuant to the provisions of the Rights Agreement.

      Fractional Shares, if required, may be issued upon the exercise of any Right or Rights evidenced hereby. In the alternative, the Company may, in lieu of issuing Fractional Shares, redeem the Fractional Shares for cash or other property as provided in the Rights Agreement.

      No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

      This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

      WITNESS the manual or facsimile signature of the proper officer of the Company.

    Dated:
           -----------------------
                               CEL-SCI CORPORATION


                               By:
                                  ----------------------------------------

                      Title: _____________________________


Countersigned:

Computershare Trust Company, N.A..


By:
    ----------------------------------------
        Authorized Signature

                               FORM OF ASSIGNMENT


                (To be executed by the registered holder if such holder desires to transfer the Right Certificate)


     FOR VALUE RECEIVED                                    hereby sells, assigns
                         ----------------------------------
and transfers unto:
                         ------------------------------------------
                       (Please print name and address of transferee)

                         ------------------------------------------

                         ------------------------------------------


Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

     Please insert social security or other identifying number of Transferee:


    Dated:
           ---------------------

                                      -----------------------
                                       Signature


Signature Guaranteed:



       The signature must be medallion guaranteed by a financial institution (commercial bank, stockbroker, savings and loan, credit union or trust company) that is a participant in the Securities Transfer Agents Medallion Program, pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. A notary public is not sufficient.).

                                   CERTIFICATE


      The undersigned hereby certifies (after due inquiry and to the best of its knowledge) by checking the appropriate boxes that:

      (l)                    this Right Certificate [ ] is [ ] is not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement); and

      (2)          the undersigned
                             [ ] did
                             [ ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


                                  ------------------------------------------
                                    Signature


                                     NOTICE

      The signature of the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO EXERCISE

                  (To be executed if holder desires to exercise
                  Rights represented by the Right Certificate)


To CEL-SCI CORPORATION

      The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Right Certificate to purchase the Common Shares issuable upon the exercise of such Rights (or such other securities of the Company or of any other person which may be issuable upon exercise of the Rights) and requests that certificates for such shares be issued in the name of:

                         ------------------------------------------
                       (Please print name and address of transferee)

                         ------------------------------------------

                         ------------------------------------------

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
                         ------------------------------------------
                       (Please print name and address of transferee)

                         ------------------------------------------

                         ------------------------------------------

Please insert social security or other identifying number:
                             ------------------------------

Dated:
       -----------------

                                       Signature

Signature Guaranteed:


      The signature must be medallion guaranteed by a financial institution (commercial bank, stockbroker, savings and loan, credit union or trust company) that is a participant in the Securities Transfer Agents Medallion Program, pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. A notary public is not sufficient.)

                                   CERTIFICATE


      The undersigned hereby certifies (after due inquiry and to the best of its knowledge) by checking the appropriate boxes that:

      (l) the Rights evidenced by this Right Certificate

              [   ] are
              [   ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement); and

      (2) the undersigned

              [   ] did
              [   ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an affiliate or Associate of an Acquiring Person.


                                    Signature


                                     NOTICE

      The signature of the foregoing Election to Exercise and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alternation or enlargement or any change whatsoever.

                           SERIES B RIGHTS CERTIFICATE

                               CEL-SCI CORPORATION


Certificate No. R-                                                  Rights
                                                           --------

         NOT EXERCISABLE AFTER OCTOBER 30, 2015, OR SUCH EARLIER DATE AS THE BOARD OF DIRECTORS ORDERS REDEMPTION OR EXCHANGE OF THE RIGHTS. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.000l PER RIGHT (SUBJECT TO ADJUSTMENT) AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENHT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY A PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND SUBSEQUENT HOLDERS OF SUCH RIGHTS MAY BECOME NULL AND VOID.

         This certifies that , or registered assigns, is the registered owner of the number of Rights set forth above. The Rights are subject to the terms, provisions and conditions of the Rights Agreement dated November 7, 2007 (the "Rights Agreement") between Cel-Sci Corporation, a Colorado corportaion (the "Company"), and Computershare Trust Company, N.A.. (the "Rights Agent"). The Rights may be exercised at the office or offices of the Rights Agent designated for such purpose, or of its successor as Rights Agent, or any other office designated by the Company, by payment of $100 for each Right exercised (the Purchase Price) upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly completed and executed.

         The Rights represented by this Certificate, if not exercised, redeemed or exchanged in accordance with the Rights Agreement, will expire at 5:00 p.m. (Mountain Time) on October 30, 2015.

         In the event, after the Distribution Date (as that term is defined in the Rights Agreement) or within 15 days prior thereto, directly or indirectly,

         (a) the Company shall consolidate with, or merge with an into, any other Person (other than a Subsidiary of the Company), and the Company shall not be the continuing or surviving corporation of such consolidation or merger,

         (b) any Person (other than a Subsidiary of the Company) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such consolidation or merger, all or part of the outstanding Common Shares of the Company held by existing shareholders of the Company shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or money or any other property,

         (c) The Company shall effect a statutory share exchange with the outstanding Common Shares of the Company being exchanged for stock or other securities of any other Person, money or other property, or

         (d) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries), then, and in each such case, proper provision shall be made so that the holder of this Series B Right Certificate (except as otherwise provided in the Rights Agreement) shall thereafter have the right to receive, upon the exercise thereof by payment of the then current Purchase Price in accordance with the terms of the Rights Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable Common Shares (and/or fraction of shares thereof) of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or adverse claims, as shall be equal to the result obtained by dividing the Purchase Price for each Series B Right represented by this Certificate by 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to the Rights Agreement) on the date of such consolidation, merger or other event specified above.

         Principal Party (except as otherwise provided in the Rights Agreement means (i) in the case of any transaction described in clauses (a), (b) or (c) above, the Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger, consolidation or exchange, or if no securities are so issued, the Person that is the other party to such merger, consolidation or exchange; and (ii) in the case of any transaction described in
(d) above, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions.

         Notwithstanding the above, the Rights evidenced by this Certificate may not be exercised if a transaction described in (a), (b), (c), or (d) above is with a person who acquired Common Shares through a tender offer or exchange offer for all outstanding Common Shares approved by the Board of Directors of the Company in accordance with the terms of the Rights Agreement.

         As provided in the Rights Agreement, the number of Rights evidenced by this Rights Certificate, the Purchase Price and the securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

         This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and which contains a full description of the rights, limitations, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates (which limitations of rights include the suspension of the exercisability of such Rights under certain circumstances specified in the Rights Agreement). Copies of the Rights Agreement are on file with the Secretary at the principal executive office of the Company and will be mailed without charge by the Company or the Rights Agent to the holder of this certificate promptly following receipt by the Company or the Rights Agent of a written request therefor.

         Upon the occurrence of a Section ll(a)(ii) Event (as such term is defined in the Rights Agreement), any Rights evidenced by this Right Certificate that are beneficially owned by (i) an Acquiring Person, a Tender Offer Person or an Associate or Affiliate of such Acquiring Person or Tender Offer Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Tender Offer Person or Associate or Affiliate who becomes a transferee after the Acquiring Person or Tender Offer Person becomes such or
(iii) under certain circumstances specified in the Rights Agreement, a transferee of such Acquiring Person, Tender Offer Person or Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person or Tender Offer Person becoming such, shall be null and void from and after the occurrence of such Section ll(a)(ii) Event.

         This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may, but are not required to, be redeemed by the Company (but, in certain events, only if a majority of the directors then serving are Continuing Directors, as defined in the Rights Agreement) at a redemption price of $.000l per Right, subject to adjustment as provided in the Rights Agreement, payable in cash, Common Shares (as such term is defined in the Rights Agreement) or any other form of consideration deemed appropriate by the Board of Directors, and (ii) may, but are not required to, be exchanged by the Company (if a majority of the directors then serving are Continuing Directors) in whole or in part for Common Shares or other property. The Board of Directors of the Company and the Company shall not have any liability to any person as a result of the redemption or exchange of the Rights pursuant to the provisions of the Rights Agreement.

         Fractional Shares, if required, may be issued upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing Fractional Shares, cash or other property may be paid as provided in the Rights Agreement.

         No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the manual or facsimile signature of the proper officer of the Company.

    Dated:
           --------------
                               CEL-SCI CORPORATION


                               By:
                                   -----------------------------------

                               Title: ____________________________

Countersigned:

Computershare Trust Company, N.A..


By:
    ----------------------------------------
        Authorized Signature

                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT


(To be executed by the registered holder if such holder desires to transfer the Right Certificate)


     FOR VALUE RECEIVED                                    hereby sells, assigns
                         ----------------------------------
and transfers unto:
                         ------------------------------------------
                       (Please print name and address of transferee)

                         ------------------------------------------

                         ------------------------------------------


Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

      Please insert social security or other identifying number of Transferee:



    Dated:
           ---------------------

                                       -------------------------------------
                                       Signature


Signature Guaranteed:




               The signature must be medallion guaranteed by a financial institution (commercial bank, stockbroker, savings and loan, credit union or trust company) that is a participant in the Securities Transfer Agents Medallion Program, pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. A notary public is not sufficient.)

                                   CERTIFICATE


         The undersigned hereby certifies (after due inquiry and to the best of its knowledge) by checking the appropriate boxes that:

         (l)       this Right Certificate
                                 [ ] is
                                   [ ] is not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement); and

         (2)                    the undersigned [ ] did [ ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


                                  ----------------------------------------
                                    Signature



                                     NOTICE

         The signature of the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to exercise
Rights represented by the Right Certificate)

To CEL-SCI CORPORATION

      The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Right Certificate to purchase the Common Shares issuable upon the exercise of such Rights (or such other securities of the Company or of any other person which may be issuable upon exercise of the Rights) and requests that certificates for such shares be issued in the name of:

                         ------------------------------------------
                       (Please print name and address of transferee)

                         ------------------------------------------

                         ------------------------------------------

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

                         ------------------------------------------
                       (Please print name and address of transferee)

                         ------------------------------------------

                         ------------------------------------------

Please insert social security or other identifying number:
                             ------------------------------

Dated:
       -----------------
                                       ----------------------
                                       Signature

Signature Guaranteed:




       The signature must be medallion guaranteed by a financial institution (commercial bank, stockbroker, savings and loan, credit union or trust company) that is a participant in the Securities Transfer Agents Medallion Program, pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. A notary public is not sufficient.).

                                   CERTIFICATE


      The undersigned hereby certifies (after due inquiry and to the best of its knowledge) by checking the appropriate boxes that:

         (l) the Rights evidenced by this Right Certificate

              [   ] are
              [   ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement); and

         (2) the undersigned

              [   ] did
              [   ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an affiliate or Associate of an Acquiring Person.

                                  ------------------------------
                                    Signature


NOTICE

         The signature of the foregoing Election to Exercise and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alternation or enlargement or any change whatsoever.

                                                                       EXHIBIT B


CEL-SCI CORPORATION
SUMMARY OF SHAREHOLDER RIGHTS PLAN


      On November 7, 2007, the Board of Directors of CEL-SCI Corporation (the "Company") declared a dividend of one Series A Right and one Series B Right (collectively the "Rights") for each outstanding share of Common Stock (the "Common Shares"), of the Company. The dividend is payable on November 9, 2007 (the "Record Date") to the shareholders of record as of that date. When the Rights become exercisable, each Series A Right will entitle the registered holder, subject to the terms of the Rights Agreement, to purchase from the Company one Common Share at a purchase price equal to 20% (the "Purchase Price Percentage") of the market price of the Company's Common Stock on the exercise date (the "Purchase Price"), although the price may be adjusted as described below. If after a person becomes an Acquiring Person or a Tender Offer Person
(i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation, (ii) any person consolidates or merges with the Company and all or part of the Company's Common Shares are converted or exchanged for securities, cash or property of any other person, or (iii) 50% or more of the Company's consolidated assets or earning power are sold, proper provision will be made so that each holder of a Series B Right will thereafter have the right to receive, upon the exercise thereof at the exercise price of $100 (subject to adjustment), that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value that is twice the exercise price of the Series B Right.

      The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Securities Transfer, Inc., as Rights Agent (the "Rights Agent").

Trading and Distribution of Rights

      Initially, shareholders will not receive separate certificates for the Rights as the Rights will be represented by outstanding Common Share certificates. Until the Exercise Date, the Rights cannot be bought, sold or otherwise traded separately from the Common Shares. Certificates for Common Shares issued after the Record Date will carry a notation that indicates that Rights are attached to the Common Shares and incorporate the terms of the Rights Agreement.

      Separate certificates representing the Rights will be distributed as soon as practicable after the earliest to occur of:

      (1) 15 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding Common Shares, or

      (2) 15 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Shares.

      The earlier of such dates described above is called the "Distribution
Date".

      Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

Exercise and Expiration

      The holders of the Rights are not required to take any action until the Rights become exercisable. The Rights are not exercisable until the Distribution Date. Holders of the Rights will be notified by the Company that the Rights have become exercisable. The Rights will expire on October 30, 2015 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company as described below.

Adjustments

      In order to protect the value of the Rights to the holders, the Purchase Price payable, and the number of Common Shares or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time
(i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then current market price of Common Shares, or
(iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above.

      The foregoing adjustments are intended to ensure that a holder of the Rights will not be adversely affected by the occurrence of certain events. With certain exceptions, the Company is not required to adjust the Purchase Price Percentage until cumulative adjustments require a change of at least 1% in the Purchase Price Percentage. The Company may elect not to issue fractional Common Shares upon the exercise of the Rights and in lieu thereof, an adjustment in cash or other property will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

Redemption

      At any time prior to the Distribution Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.0001 per Right (the "Redemption Price"). Subject to the foregoing, the redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only entitlement of the holders of Rights will be to receive the Redemption Price.

Exchange Option

      At any time after a person becomes an Acquiring Person or a Tender Offer Person, and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

Other Provisions

      The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

      Until a Right is exercised, the holder of the Right, as such, will not have any rights as a shareholder of the Company, including, without limitation, the right to vote or to receive divideds.

      As of November 7, 2007 115,699,129 shares of the Company's Common Stock were issued and outstanding. Each outstanding share on November 9, 2007 will receive one Series A Right and one Series B Right. As long as the Rights are attached to the Common Shares, the Company will issue one Series A Right and one Series B Right for each Common Share issued between the Record Date and the Distribution Date.

      The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors. However, the Rights should not interfere with any merger or other business combination approved by a majority of the Board of Directors since the Rights may be redeemed by the Company at any time prior to the Distribution Date. Thus, the Rights are intended to encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors. However, the effect of the Rights may be to discourage a third party from making a partial tender offer or otherwise attempting to obtain a substantial position in the equity securities of, or seeking to obtain control of, the Company. To the extent any potential acquisition is deterred by the Rights, the Rights may have the effect of preserving incumbent management in office.

      In certain events specified in the Rights Agreement, the Company is permitted to temporarily suspend the exercisability of the Rights.

            A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K dated November 7, 2007. A copy of the Rights Agreement is available free of charge from the Company by contacting the Secretary at CEL-SCI Corporation, 8229 Boone Boulevard, Suite 802, Vienna, Virginia 22182. This summary description of the Rights does not purport to be complete and is qualifed in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.